Exhibit 99.4

January 2013

ANNUAL FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for year-end information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-3945 or IR@53.com

Jim Eglseder	Laura Wehby
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-7407

Yearly Data

	Years Ended December 31,
	2012	2011	2010	2009	2008
Ratios (percent)
Return on assets	1.34	1.15	0.67	0.64	(1.85)
Return on average common equity	11.6	9.0	5.0	5.6	(23.0)
Average equity as a percent of average assets	11.65	11.41	12.22	11.36	8.78
Net interest margin (a)	3.55	3.66	3.66	3.32	3.54
Efficiency (a)	61.7	62.3	60.7	46.9	70.4
Net losses charged off as a percent of average loans and leases	0.85	1.49	3.02	3.20	3.23
Allowance for loan and lease losses as a percent of loans and leases	2.16	2.78	3.88	4.88	3.31
Allowance for credit losses as a percent of loans and leases	2.37	3.01	4.17	5.27	3.54
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	1.49	2.23	2.79	4.22	2.38
Allowance for loan and lease losses as a percent of nonperforming assets (b)	144	124	138	116	139
Allowance for credit losses as a percent of nonperforming assets (b)	158	134	149	125	149

Common Share Data
Earnings per share	$1.69	$1.20	$0.63	$0.73	$(3.91)
Earnings per diluted share	1.66	1.18	0.63	0.67	(3.91)
Cash dividends per common share	0.36	0.28	0.04	0.04	0.75
Book value per share	15.10	13.92	13.06	12.44	13.57
Common shares outstanding, excluding treasury	882,152,057	919,804,436	796,272,522	795,068,164	577,386,612
Market price per share:
High	$16.16	$15.75	$15.95	$11.20	$28.58
Low	12.04	9.13	9.81	1.01	6.32
Close	15.20	12.72	14.68	9.75	8.26

Supplemental Data
Common dividends declared ($ in millions)	$325	$257	$32	$29	$413
Full-time equivalent employees	20,798	21,334	20,838	20,998	21,476
Banking centers	1,325	1,316	1,312	1,309	1,307
ATMs	2,415	2,425	2,445	2,358	2,341

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonaccrual loans held for sale.

Yearly Data

	Years Ended December 31,
	2012	2011	2010	2009	2008
Income Statement ($ in millions)
Interest income (FTE)	$4,125	$4,236	$4,507	$4,687	$5,630
Interest expense	512	661	885	1,314	2,094

Net interest income (FTE)	3,613	3,575	3,622	3,373	3,536
Provision for loan and lease losses	303	423	1,538	3,543	4,560
Noninterest income:
Service charges on deposits	522	520	574	632	641
Investment advisory revenue	374	375	361	326	366
Corporate banking revenue	413	350	364	372	431
Mortgage banking net revenue	845	597	647	553	199
Card and processing revenue	253	308	316	615	912
Gain on sale of processing business	—	—	—	1,758	—
Other noninterest income	574	250	406	479	363
Securities gains (losses), net	15	46	47	(10)	(86)
Securities gains, net—non-qualifying hedges on mortgage servicing rights	3	9	14	57	120

Total noninterest income	2,999	2,455	2,729	4,782	2,946
Noninterest expense:
Salaries, wages, and incentives	1,607	1,478	1,430	1,339	1,337
Employee benefits	371	330	314	311	278
Net occupancy expense	302	305	298	308	300
Technology and communications	196	188	189	181	191
Equipment expense	110	113	122	123	130
Card and processing expense	121	120	108	193	274
Other noninterest expense	1,374	1,224	1,394	1,371	2,054

Total noninterest expense	4,081	3,758	3,855	3,826	4,564

Income (loss) before income taxes and cumulative effect (FTE)	2,228	1,849	958	786	(2,642)
Taxable equivalent adjustment	18	18	18	19	22

Income (loss) before income taxes and cumulative effect	2,210	1,831	940	767	(2,664)
Applicable income taxes	636	533	187	30	(551)

Net income (loss)	$1,574	$1,298	$753	$737	$(2,113)
Less: Net income attributable to noncontrolling interests	(2)	1	—	—	—

Net income (loss) attributable to Bancorp	1,576	1,297	753	737	(2,113)
Dividend on preferred stock	35	203	250	226	67

Net income (loss) available to common shareholders	$1,541	$1,094	$503	$511	$(2,180)

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$11,685	$12,503	$13,965	$13,428	$11,924
Tier II capital	4,131	4,382	4,208	4,207	4,722

Total risk-based capital	$15,816	$16,885	$18,173	$17,635	$16,646

Risk-weighted assets	$109,705	$104,945	$100,193	$100,933	$112,622

Tier I capital ratio	10.65%	11.91%	13.94%	13.30%	10.59%
Total risk-based capital ratio	14.42%	16.09%	18.14%	17.48%	14.78%
Tier I leverage ratio	10.05%	11.10%	12.79%	12.34%	10.27%
Tier I common equity ratio	9.51%	9.35%	7.50%	6.99%	4.37%

(a)	2009 regulatory capital data and ratios are estimated.

Yearly Data

	Years Ended December 31,
	2012	2011	2010	2009	2008
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,441	$2,663	$2,159	$2,318	$2,739
Available-for-sale securities	15,207	15,362	15,414	18,213	12,728
Held-to-maturity securities	284	322	353	355	360
Trading securities	207	177	294	355	1,191
Other short-term investments	2,421	1,781	1,515	3,369	3,578

Total cash and securities	20,560	20,305	19,735	24,610	20,596
Loans held for sale	2,939	2,954	2,216	2,067	1,452
Portfolio loans and leases	85,782	81,018	77,491	76,779	84,143

Total loans and leases	88,721	83,972	79,707	78,846	85,595
Allowance for loan and lease losses	(1,854)	(2,255)	(3,004)	(3,749)	(2,787)
Bank premises and equipment	2,542	2,447	2,389	2,400	2,494
Operating lease equipment	581	497	479	499	463
Goodwill	2,416	2,417	2,417	2,417	2,624
Intangible assets	27	40	62	106	168
Servicing rights	697	681	822	700	499
Other real estate owned	320	429	506	300	231
Other assets	7,885	8,434	7,894	7,251	9,881

Total assets	$121,895	$116,967	$111,007	$113,380	$119,764

Liabilities
Deposits:
Demand	$30,023	$27,600	$21,413	$19,411	$15,287
Interest checking	24,477	20,392	18,560	19,935	14,222
Savings	19,879	21,756	20,903	17,898	16,063
Money market	6,875	4,989	5,035	4,431	4,689
Foreign Office	885	3,250	3,721	2,454	2,144
Other time	4,015	4,638	7,728	12,466	14,350
Certificates—$100,000 and over	3,284	3,039	4,287	7,700	11,851
Other foreign office	79	46	1	10	7

Total deposits	89,517	85,710	81,648	84,305	78,613
Federal funds purchased	901	346	279	182	287
Other short-term borrowings	6,280	3,239	1,574	1,415	9,959
Other liabilities	4,348	4,739	3,868	3,474	5,243
Long-term debt	7,085	9,682	9,558	10,507	13,585

Total liabilities	108,131	103,716	96,927	99,883	107,687

Equity
Common and preferred equity	13,975	12,795	13,867	13,457	12,208
Net unrealized gains (losses):
Available-for-sale securities	412	485	321	216	115
Qualifying cash flow hedges	50	80	67	105	88
Accumulated other comprehensive income related to employee benefit plans	(87)	(95)	(74)	(80)	(105)
Treasury stock, at cost	(634)	(64)	(130)	(201)	(229)

Total shareholder’s equity	13,716	13,201	14,051	13,497	12,077

Noncontrolling interest	48	50	29	—	—

Total Equity	13,764	13,251	14,080	13,497	12,077

Total liabilities & equity	$121,895	$116,967	$111,007	$113,380	$119,764

Share Data
Preferred shares outstanding	16,450	16,450	152,771	152,771	180,620
Common shares outstanding, excluding treasury	882,152,057	919,804,436	796,272,522	795,068,164	577,386,612
Treasury shares held	41,740,524	4,088,144	5,231,665	6,436,023	6,040,492

Yearly Data

	Years Ended December 31,
	2012	2011	2010	2009	2008
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$84,822	$80,214	$79,232	$83,391	$85,835
Taxable securities	15,262	15,334	16,054	15,897	13,082
Tax exempt securities	57	103	317	1,203	342
Other short-term investments	1,495	2,031	3,328	1,035	621

Total interest-earning assets	101,636	97,682	98,931	101,526	99,880
Cash and due from banks	2,355	2,352	2,245	2,329	2,490
Other assets	15,695	15,335	14,841	14,266	13,411
Allowance for loan and lease losses	(2,072)	(2,703)	(3,583)	(3,265)	(1,485)

Total assets	$117,614	$112,666	$112,434	$114,856	$114,296

Liabilities
Interest-bearing liabilities:
Interest checking	$23,096	$18,707	$18,218	$15,070	$14,191
Savings	21,393	21,652	19,612	16,875	16,192
Money market	4,903	5,154	4,808	4,320	6,127
Foreign office	1,528	3,490	3,355	2,108	2,153
Other time	4,306	6,260	10,526	14,103	11,135
Certificates—$100,000 and over	3,102	3,656	6,083	10,367	9,532
Other foreign office	27	7	6	157	2,066
Federal funds purchased	560	345	291	517	2,975
Short-term borrowings	4,246	2,777	1,635	6,463	7,785
Long-term debt	9,043	10,154	10,902	11,035	13,903

Total interest-bearing liabilities	72,204	72,202	75,436	81,015	86,059
Demand deposits	27,196	23,389	19,669	16,862	14,017
Other liabilities	4,462	4,189	3,580	3,926	4,182

Total liabilities	103,862	99,780	98,685	101,803	104,258
Equity	13,752	12,886	13,749	13,053	10,038

Total liabilities & equity	$117,614	$112,666	$112,434	$114,856	$114,296

Average loans and leases (excluding held for sale)	$82,733	$78,533	$77,045	$80,681	$83,895

Average common shares outstanding:
Basic	904,425,226	906,460,550	790,852,185	696,452,466	553,112,898
Diluted	945,554,102	949,545,420	799,381,153	726,508,263	553,112,898

Yearly Data

	Years Ended December 31,
	2012	2011	2010	2009	2008
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$36,077	$30,828	$27,274	$25,687	$29,220
Commercial mortgage	9,116	10,214	10,992	11,936	12,952
Commercial construction	707	1,037	2,111	3,871	5,114
Commercial leases	3,549	3,531	3,378	3,535	3,666

Subtotal—commercial	49,449	45,610	43,755	45,029	50,952
Consumer:
Residential mortgage	14,873	13,474	10,858	9,845	10,292
Home equity	10,018	10,719	11,513	12,174	12,752
Automobile loans	11,972	11,827	10,983	8,995	8,594
Credit card	2,097	1,978	1,896	1,990	1,811
Other consumer loans and leases	312	364	702	813	1,198

Subtotal—consumer	39,272	38,362	35,952	33,817	34,647

Total loans and leases	$88,721	$83,972	$79,707	$78,846	$85,599

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial loans	$32,911	$28,546	$26,334	$27,556	$28,426
Commercial mortgage	9,686	10,447	$11,585	12,511	12,776
Commercial construction	835	1,740	$3,066	4,638	5,846
Commercial leases	3,502	3,341	$3,343	3,543	3,680

Subtotal—commercial	46,934	44,074	$44,328	48,248	50,728
Consumer:
Residential mortgage	13,370	11,318	$9,868	10,886	10,993
Home equity	10,369	11,077	$11,996	12,534	12,269
Automobile loans	11,849	11,352	$10,427	8,807	8,925
Credit card	1,960	1,864	$1,870	1,907	1,708
Other consumer loans and leases	340	529	$743	1,009	1,213

Subtotal—consumer	37,888	36,140	$34,904	35,143	35,108

Total average loans and leases	$84,822	$80,214	$79,232	$83,391	$85,836

Asset Quality ($ in millions)
Nonaccrual loans and leases	$665	$1,058	$1,333	$2,642	$1,696
Nonaccrual loans held for sale	25	131	247	220	473
Restructured loans—commercial (non accrual) held for sale	4	7	47	4	—
Restructured loans and leases (non accrual) portfolio	364	380	347	305	80
Other assets, including other real estate owned	257	378	494	297	230

Total nonperforming assets	$1,315	$1,954	$2,468	$3,468	$2,479

Ninety days past due loans and leases	$195	$200	$317	$567	$662

Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial and industrial loans and leases	$345	$544	753	840	586
Commercial mortgage	296	497	581	1,035	715
Commercial construction loans	85	156	258	741	578
Consumer mortgage and construction	237	275	268	412	279
Other consumer loans and leases	95	104	114	144	91

Total nonperforming loans and leases (including held for sale)	$1,058	$1,576	$1,974	$3,172	$2,249

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(837)	$(1,314)	$(2,484)	$(2,719)	$(2,792)
Recoveries	133	142	156	138	82

Net losses charged off	$(704)	$(1,172)	$(2,328)	$(2,581)	$(2,710)